EXHIBIT 24

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James Balog, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   2nd   day of

 April  , 1997.


                              /s/ James Balog

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Charlote Dickinson
Name: Charlote Dickinson

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James W. Burns, O.C., a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance
Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West
Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of First
Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   3rd   day of

 April  , 1997.


                              /s/ James W. Burns, O.C.

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ D.C. Lennox
Name: D.C. Lennox

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   8th   day of

 April  , 1997.


                              /s/ Paul Desmarais, Jr.

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Lucie Filteau
Name: Lucie Filteau

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Robert Gratton, a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   3rd   day of

 April  , 1997.


                              /s/ Robert Gratton

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Nicole Barolet
Name: Nicole Barolet

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N. Berne Hart, a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   3rd   day of

 April  , 1997.


                              /s/ N. Berne Hart

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Wilma J. Hart
Name: Wilma J. Hart

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   5th   day of

 April  , 1997.


                              /s/ Brian E. Walsh

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Margaret Canty
Name: Margaret Canty

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Marcia D. Alazraki, a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   4th   day of

 April  , 1997.


                              /s/ Marcia D. Alazraki

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Particia Matecki
Name: Patricia Matecki

                        POWER OF ATTORNEY

                               RE

        FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Stuart Z. Katz, a Member of the Board of
Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity
Insurance Company, to the Registration Statement (Form S-1) of First Great-West Life &
Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   14th   day
of   April  , 1997.


                              /s/ Stuart Z. Katz

                              Member, Board of Directors
                              First Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Lola M. Kador
Name: Lola M. Kador